[GRAPHIC]

[PIONEER INVESTMENTS(R) LOGO]


PIONEER VARIABLE CONTRACTS TRUST

PIONEER EQUITY INCOME VCT PORTFOLIO--CLASS II SHARES


ANNUAL REPORT

DECEMBER 31, 2002

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                             2

  Portfolio Management Discussion                              3

  Schedule of Investments                                      4

  Financial Statements                                         7

  Notes to Financial Statements                               11

  Report of Independent Auditors                              15

  Trustees, Officers and Service Providers                    16

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 12/31/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks              90.3%
Temporary Cash Investments       6.1%
U.S. Convertible Securities      3.6%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                      20.2%
Utilities                       17.5%
Consumer Discretionary          17.2%
Industrials                     14.0%
Energy                          11.1%
Health Care                      8.7%
Consumer Staples                 6.9%
Materials                        4.4%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. ChevronTexaco Corp.                       4.14%
   2. Exxon Mobil Corp.                         3.56
   3. ConocoPhillips                            3.43
   4. Paccar, Inc.                              3.22
   5. SBC Communications, Inc.                  2.91

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                                        12/31/02        12/31/01
Net Asset Value per Share                               $  15.18        $  18.49

DISTRIBUTIONS PER SHARE              INCOME         SHORT-TERM      LONG-TERM
(1/1/02 - 12/31/02)                  DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                     $    0.3662    $   -           $   -

PERFORMANCE OF A $10,000 INVESTMENT -- CLASS II SHARES

The following chart shows the change in value of an investment made in PIONEER EQUITY INCOME VCT PORTFOLIO at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index and of the Russell 1000 Value Index. The Russell 1000 Value Index is more representative of the Portfolio's holdings than the S&P 500 Index, and the Portfolio will compare its performance to the Russell 1000 Value Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges

[CHART]

                  PIONEER EQUITY
                    INCOME VCT       RUSSELL     S&P 500
                     PORTFOLIO*    1000 INDEX+    INDEX
 9/30/99              $ 10,000      $ 10,000      10000
12/31/99              $ 10,200      $ 10,544      11486
12/31/00              $ 11,677      $ 11,284      10441
12/31/01              $ 10,843      $ 10,653       9204
12/31/02              $  9,103      $  8,999       7175

+ Index comparison begins 9/30/99. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

NET ASSET VALUE*

Life-of-Class                   -3.88%
(9/14/99)
1 Year                         -16.05%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate account's report contains Portfolio performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a Shareowner would pay on distributions or the redemption of Shares.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

In the following discussion, John Carey, Pioneer Equity Income VCT Portfolio's manager, gives his overview of the past year and explains how the Portfolio performed in a volatile investment environment.

Q:   HOW DID THE PORTFOLIO PERFORM OVER THE PAST YEAR?

A: At the beginning of 2002, a number of market observers doubted the likelihood of a down year, suggesting that three such consecutive occurrences are statistically unusual. However, major market indices like the Dow, the S&P 500 and the Nasdaq Composite Index were all down for the twelve months ended December 31, 2002. They returned -15.04%, -22.05% and -31.53, respectively. Class II shares of Pioneer Equity Income VCT Portfolio returned -16.05%, at net asset value for the twelve months ended December 31, 2002. The Portfolio's benchmark index, the Russell 1000 Value Index, was down 15.52% for the same period.

Q:   WHAT AFFECTED THE PORTFOLIO'S PERFORMANCE?

A: The largest contributor to relative performance was our security selection in the industrial sector. For example, one of the Portfolio's largest positions, Paccar, a truck and truck part manufacturer, was up during the year. The company experienced healthy sales of its heavy-duty trucks before tougher pollution standards were imposed on October 1, 2002. One of our convertible preferred holdings, Union Pacific, also performed well for the year.

     Our security selection in the consumer discretionary sector also contributed positively to performance. Eastman Kodak, a photo equipment and supplies company, saw its stock rise after the company put cost cutting initiatives into place during the year. Cedar Fair, an amusement park operator, outperformed the market due to its attractive dividend yield. McGraw-Hill, a global information services provider well known for its publications such as BUSINESS WEEK magazine, also outperformed the market.

     Among the top contributors to absolute performance was Sara Lee, a food products company, and two energy companies, Questar and Constellation Energy. In the case of Questar and Constellation Energy, investors were attracted to their healthy dividend yields.

Q: YOU'VE NAMED HOLDINGS THAT HELPED. WHAT ABOUT THE ONES THAT HURT THE PORTFOLIO'S PERFORMANCE?

A: The Portfolio's underexposure to the financial sector and security selection in this sector detracted from performance, as financials outperformed the broader market. For example, Alliance Capital Management, an investment manager, was down significantly due to decreased revenues in light of the volatile investment atmosphere.

     ChevronTexaco, an energy company, was among our largest detractors from absolute performance. The company posted disappointing results due to losses in one of its holdings, energy company Dynegy, which suffered despite rising oil prices. In the health care sector, two of our holdings performed especially poorly for the year. Bristol-Meyers Squibb experienced disappointments in its drug development, and Schering Plough's results were negatively affected by a large fine it received because of manufacturing flaws at several of its plants.

Q:   WHAT IS YOUR OUTLOOK FOR THE NEW YEAR?

A: We remain cautiously optimistic for 2003, although acknowledging several global wild cards, such as war in the Gulf, increased terrorist activity, and continued global economic malaise. However, inflation and unemployment in the U.S. are still low by historical standards. But we are hopeful that industry executives will also begin to feel more confident in the strength of the economy and place more emphasis on capital expenditures moving forward. This is one aspect of the stock market that has been missing for some time and that we think will help propel valuations higher in 2003.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 12/31/02

SHARES                                                                     VALUE
           CONVERTIBLE PREFERRED STOCKS - 3.2%
           COMMERCIAL SERVICES & SUPPLIES - 1.2%
           DATA PROCESSING SERVICES - 1.2%
   92,000  Electronic Data, 7.625%, 8/17/04                         $  2,001,000
                                                                    ------------
           TOTAL COMMERCIAL SERVICES & SUPPLIES                     $  2,001,000
                                                                    ------------
           TRANSPORTATION - 1.3%
           RAILROADS - 1.3%
   42,300  Union Pacific Capital Trust, 6.25%, 4/1/28               $  2,167,875
                                                                    ------------
           TOTAL TRANSPORTATION                                     $  2,167,875
                                                                    ------------
           AUTOMOBILES & COMPONENTS - 0.7%
           AUTOMOBILE MANUFACTURERS - 0.7%
    2,500  General Motors, 5.25%, 3/6/32                            $     58,125
   25,000  Ford Capital Trust, 6.5%, 1/15/32                           1,016,250
                                                                    ------------
                                                                    $  1,074,375
                                                                    ------------
           TOTAL AUTOMOBILES & COMPONENTS                           $  1,074,375
                                                                    ------------
           TOTAL CONVERTIBLE PREFERRED STOCKS
           (Cost $7,722,197)                                        $  5,243,250
                                                                    ------------

PRINCIPAL
AMOUNT
           CONVERTIBLE CORPORATE BONDS - 0.4%
           RETAILING - 0.2%
           DEPARTMENT STORES - 0.2%
$ 200,000  Gap Inc., 5.75%, 3/15/09                                 $    249,500
                                                                    ------------
           TOTAL RETAILING                                          $    249,500
                                                                    ------------
           TECHNOLOGY HARDWARE & EQUIPMENT - 0.2%
           COMPUTER HARDWARE - 0.2%
  480,000  Veeco Instruments, 4.125%, 12/21/08                      $    348,600
                                                                    ------------
           TOTAL TECHNOLOGY
           HARDWARE & EQUIPMENT                                     $    348,600
                                                                    ------------
           TOTAL CONVERTIBLE CORPORATE BONDS
           (Cost $698,033)                                          $    598,100
                                                                    ------------

SHARES
           COMMON STOCKS - 90.3%
           ENERGY - 10.5%
           INTEGRATED OIL & GAS - 10.5%
  108,365  CononcoPhillips                                          $  5,243,782
  155,966  Exxon Mobil Corp.                                           5,449,452
   95,200  ChevronTexaco Corp.                                         6,328,896
                                                                    ------------
                                                                    $ 17,022,130
                                                                    ------------
           TOTAL ENERGY                                             $ 17,022,130
                                                                    ------------
           MATERIALS - 4.2%
           COMMODITY CHEMICALS - 2.4%
   48,700  Air Products & Chemicals, Inc.                           $  2,081,925
   24,200  Dow Chemical Co.                                              718,740
   26,441  E.I. du Pont de Nemours and Co.                             1,121,098
                                                                    ------------
                                                                    $  3,921,763
                                                                    ------------
           DIVERSIFIED CHEMICALS - 0.8%
   24,500  PPG Industries, Inc.                                     $  1,228,675
                                                                    ------------
           PAPER PRODUCTS - 0.4%
   25,000  Meadwestvaco Corp                                        $    617,750
                                                                    ------------
           STEEL - 0.6%
   19,000  Nucor Corp.                                              $    784,700
   20,450  Roanoke Electric Steel Corp.                                  194,275
                                                                    ------------
                                                                    $    978,975
                                                                    ------------
           TOTAL MATERIALS                                          $  6,747,163
                                                                    ------------
           CAPITAL GOODS - 8.9%
           AEROSPACE & DEFENSE - 2.7%
   50,000  Boeing Co.                                               $  1,649,500
   34,300  General Dynamics Corp.                                      2,722,391
                                                                    ------------
                                                                    $  4,371,891
                                                                    ------------
           ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
   42,500  Emerson Electric Co.                                     $  2,161,125
                                                                    ------------
           INDUSTRIAL CONGLOMERATES - 4.2%
   42,900  Diebold, Inc.                                            $  1,768,338
   10,000  Illinois Tool Works, Inc.                                     648,600
   27,000  Johnson Controls, Inc.                                      2,164,590
    7,500  3M Co.                                                        924,750
   21,500  United Technologies Corp.                                   1,331,710
                                                                    ------------
                                                                    $  6,837,988
                                                                    ------------
           INDUSTRIAL MACHINERY - 0.7%
   22,000  Gorman-Rupp Co.                                          $    517,000
   36,000  The Timken Co.                                                687,600
                                                                    ------------
                                                                    $  1,204,600
                                                                    ------------
           TOTAL CAPITAL GOODS                                      $ 14,575,604
                                                                    ------------
           TRANSPORTATION - 1.6%
           RAILROADS - 1.6%
   25,700  Burlington Northern, Inc.                                $    668,457
   41,200  Norfolk Southern Corp.                                        823,588
   55,000  Philadelphia Suburban Corp.                                 1,133,000
                                                                    ------------
                                                                    $  2,625,045
                                                                    ------------
           TOTAL TRANSPORTATION                                     $  2,625,045
                                                                    ------------
           AUTOMOBILES & COMPONENTS - 3.5%
           AUTOMOBILE MANUFACTURERS - 3.5%
   21,000  General Motors Corp.                                     $    774,060
  106,950  Paccar, Inc.                                                4,933,604
                                                                    ------------
                                                                    $  5,707,664
                                                                    ------------
           TOTAL AUTOMOBILES & COMPONENTS                           $  5,707,664
                                                                    ------------
           CONSUMER DURABLES & APPAREL - 0.6%
           PHOTOGRAPHIC PRODUCTS - 0.6%
   26,900  Eastman Kodak Co.                                        $    942,576
                                                                    ------------
           TOTAL CONSUMER DURABLES & APPAREL                        $    942,576
                                                                    ------------
           MEDIA - 4.1%
           MOVIES & ENTERTAINMENT - 1.9%
  128,200  Cedar Fair, L.P.                                         $  3,025,520
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                        4

SHARES                                                                     VALUE
           PUBLISHING - 2.2%
   39,200  McGraw-Hill Co., Inc.                                    $  2,369,248
   29,000  Tribune Co.                                                 1,318,340
                                                                    $  3,687,588
                                                                    ------------
           TOTAL MEDIA                                              $  6,713,108
                                                                    ------------
           RETAILING - 1.4%
           DEPARTMENT STORES - 0.9%
   60,825  May Department Stores Co.                                $  1,397,759
                                                                    ------------
           GENERAL MERCHANDISE STORES - 0.5%
   39,000  Sears, Roebuck and Co.                                   $    934,050
                                                                    ------------
           TOTAL RETAILING                                          $  2,331,809
                                                                    ------------
           FOOD & DRUG RETAILING - 3.8%
           FOOD DISTRIBUTORS - 0.0%
        1  Del Monte Foods Co.*                                     $          7
                                                                    ------------
           FOOD RETAIL - 3.8%
   42,800  Campbell Soup Co.                                        $  1,004,516
   21,500  General Mills, Inc.                                         1,009,425
   62,100  H.J. Heinz Co., Inc.                                        2,041,227
   93,800  Sara Lee Corp.                                              2,111,438
                                                                    ------------
                                                                    $  6,166,606
                                                                    ------------
           TOTAL FOOD & DRUG RETAILING                              $  6,166,613
                                                                    ------------
           FOOD, BEVERAGE & TOBACCO - 1.5%
           SOFT DRINKS - 1.5%
   56,800  PepsiCo, Inc.                                            $  2,398,096
                                                                    ------------
           TOTAL FOOD, BEVERAGE & TOBACCO                           $  2,398,096
                                                                    ------------
           HOUSEHOLD & PERSONAL PRODUCTS - 1.2%
           HOUSEHOLD PRODUCTS - 1.2%
   38,000  Colgate-Palmolive Co.                                    $  1,992,340
                                                                    ------------
           TOTAL HOUSEHOLD &
           PERSONAL PRODUCTS                                        $  1,992,340
                                                                    ------------
           HEALTH CARE EQUIPMENT & SERVICES - 4.4%
           HEALTH CARE DISTRIBUTORS & SERVICES - 3.7%
   86,100  Abbott Laboratories                                      $  3,444,000
   49,000  Johnson & Johnson Co.                                       2,631,790
                                                                    ------------
                                                                    $  6,075,790
                                                                    ------------
           HEALTH CARE EQUIPMENT - 0.7%
   37,000  Becton, Dickinson & Co.                                  $  1,135,530
                                                                    ------------
           TOTAL HEALTH CARE
           EQUIPMENT & SERVICES                                     $  7,211,320
                                                                    ------------
           PHARMACEUTICALS & BIOTECHNOLOGY - 3.7%
           PHARMACEUTICALS - 3.7%
   27,000  Eli Lilly & Co.                                          $  1,714,500
   45,800  Merck & Co., Inc.                                           2,592,738
   77,900  Schering-Plough Corp.                                       1,729,380
                                                                    ------------
                                                                    $  6,036,618
                                                                    ------------
           TOTAL PHARMACEUTICALS &
           BIOTECHNOLOGY                                            $  6,036,618
                                                                    ------------
           BANKS - 9.7%
   71,300  Fifth Third Bancorp                                      $  4,174,615
   60,200  First Tennessee National Corp.                              2,163,588
   84,500  National City Corp.                                         2,308,540
   72,800  SouthTrust Corp.                                            1,809,080
   36,000  SunTrust Banks, Inc.                                        2,049,120
   24,000  Washington Mutual, Inc.                                       828,720
   52,000  Wells Fargo  & Co.                                          2,437,240
                                                                    ------------
                                                                    $ 15,770,903
                                                                    ------------
           TOTAL BANKS                                              $ 15,770,903
                                                                    ------------
           DIVERSIFIED FINANCIALS - 5.1%
           DIVERSIFIED FINANCIAL SERVICES - 5.1%
   81,200  Alliance Capital Management L.P.                         $  2,517,200
   41,700  A.G. Edwards, Inc.                                          1,374,432
   26,000  Eaton Vance Corp.                                             734,500
   31,500  Merrill Lynch & Co., Inc.                                   1,195,425
   90,700  T. Rowe Price Associates, Inc.                              2,474,296
                                                                    ------------
                                                                    $  8,295,853
                                                                    ------------
           TOTAL DIVERSIFIED FINANCIALS                             $  8,295,853
                                                                    ------------
           INSURANCE - 3.2%
           PROPERTY & CASUALTY INSURANCE - 3.2%
   50,000  Chubb Corp.                                              $  2,610,000
   26,000  Safeco Corp.                                                  901,420
   52,200  St. Paul Companies, Inc.                                    1,777,410
                                                                    ------------
                                                                    $  5,288,830
                                                                    ------------
           TOTAL INSURANCE                                          $  5,288,830
                                                                    ------------
           REAL ESTATE - 0.9%
           REAL ESTATE INVESTMENT TRUSTS - 0.9%
   60,000  Equity Office Properties Trust                           $  1,498,800
                                                                    ------------
           TOTAL REAL ESTATE                                        $  1,498,800
                                                                    ------------
           TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
           COMPUTER HARDWARE - 0.1%
    3,000  IBM Corp.                                                $    232,500
                                                                    ------------
           TOTAL TECHNOLOGY
           HARDWARE & EQUIPMENT                                     $    232,500
                                                                    ------------
           TELECOMMUNICATION SERVICES - 5.4%
           INTEGRATED TELECOMUNICATION SERVICES - 5.4%
   35,000  Alltel Corp.                                             $  1,785,000
   95,400  BellSouth Corp.                                             2,467,998
  164,400  SBC Communications, Inc.                                    4,456,884
                                                                    ------------
                                                                    $  8,709,882
                                                                    ------------
           TOTAL TELECOMMUNICATION SERVICES                         $  8,709,882
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                        5

SHARES                                                                     VALUE
           UTILITIES - 16.5%
           ELECTRIC UTILITIES - 9.5%
   54,000  American Electric Power Co., Inc.*                       $  1,475,820
  139,000  Constellation Energy Group                                  3,866,980
   82,300  DPL, Inc.                                                   1,262,482
  122,500  Duke Energy Corp.                                           2,393,650
   15,000  Consolidated Edison, Inc.                                     642,300
    7,000  FPL Group, Inc.*                                              420,910
   88,000  Great Plains Energy, Inc.                                   2,013,440
   62,000  NSTAR                                                       2,752,180
   23,000  Southern Co.                                                  652,970
                                                                    ------------
                                                                    $ 15,480,732
                                                                    ------------
           GAS UTILITIES - 5.8%
   49,200  NICOR, Inc.                                              $  1,674,276
  102,600  KeySpan Energy Corp.                                        3,615,624
  102,600  Questar Corp.                                               2,854,332
   59,200  Vectren Corp.                                               1,361,600
                                                                    ------------
                                                                    $  9,505,832
                                                                    ------------
           MULTI-UTILITIES & UNREGULATED POWER - 0.3%
   25,000  Consol Energy Inc.                                       $    432,000
                                                                    ------------
           WATER UTILITIES - 0.9%
   33,000  American Water Works Co., Inc.                           $  1,500,839
                                                                    ------------
           TOTAL UTILITIES                                          $ 26,919,403
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $143,412,486)                                      $147,186,257
                                                                    ------------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $151,832,716)                                      $153,027,607
                                                                    ------------

PRINCIPAL
AMOUNT
           TEMPORARY CASH INVESTMENTS - 6.1%
           REPURCHASE AGREEMENT - 3.7%
$6,000,000 Credit Suisse First Boston, Inc.,
           1.05% dated 12/31/02, repurchase
           price of $6,000,000 plus accrued
           interest on 1/2/03 collateralized by
           $5,932,000 U.S. Treasury Bonds,
           10.75%, 5/15/03                                          $  6,000,000
                                                                    ------------
           SECURITY LENDING COLLATERAL - 2.4%
$3,829,450 Security Lending
           Investment Fund, 1.33%                                   $  3,829,450
                                                                    ------------
           TOTAL TEMPORARY CASH
           INVESTMENTS (Cost $9,829,450)                            $  9,829,450
                                                                    ------------
           TOTAL INVESTMENT IN SECURITIES
           AND TEMPORARY CASH INVESTMENTS - 100%
           (Cost $161,662,166)                                      $162,857,057
                                                                    ============

*  Non-income producing security

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                                  YEAR ENDED  YEAR ENDED YEAR ENDED 9/14/99 TO
                                                                                   12/31/02    12/31/01   12/31/00   12/31/99
CLASS II
Net asset value, beginning of period                                              $    18.49   $  21.37   $  20.82   $  21.29
                                                                                  ----------   --------   --------   --------
Increase (decrease) from investment operations:
  Net investment income (loss)                                                    $     0.31   $   0.34   $   0.29   $   0.08
  Net realized and unrealized gain (loss) on investments                               (3.25)     (1.84)      2.45      (0.43)
                                                                                  ----------   --------   --------   --------
    Net increase (decrease) from investment operations                            $    (2.94)  $  (1.50)  $   2.74   $  (0.35)
Distributions to shareowners:
  Net investment income (loss)                                                         (0.37)     (0.32)     (0.45)     (0.12)
  Net realized gain (loss)                                                                 -      (1.06)     (1.74)         -
                                                                                  ----------   --------   --------   --------
Net increase (decrease) in net asset value                                        $    (3.31)  $  (2.88)  $   0.55   $  (0.47)
                                                                                  ----------   --------   --------   --------
Net asset value, end of period                                                    $    15.18   $  18.49   $  21.37   $  20.82
                                                                                  ==========   ========   ========   ========
Total return*                                                                         (16.05)%    (7.15)     14.49%     (1.65)
Ratio of net expenses to average net assets+                                            1.07%      1.02%      0.96%      0.96%**
Ratio of net investment income to average net assets+                                   2.25%      1.77%      1.99%      1.90%**
Portfolio turnover rate                                                                   12%        13%        13%        23%
Net assets, end of period (in thousands)                                          $   27,084   $ 17,948   $  8,456   $    178
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                          1.07%      1.02%      0.96%      0.96%**
  Net investment income                                                                 2.25%      1.77%      1.99%      1.90%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

BALANCE SHEET 12/31/02

                                                                                                       PIONEER
                                                                                                    EQUITY-INCOME
                                                                                                    VCT PORTFOLIO
ASSETS:
 Investment in securities (at value) and temporary cash investments
  (at amortized cost) (cost $161,662,166)                                                           $  162,857,057
 Cash                                                                                                      200,695
 Receivables -
  Investment securities sold                                                                             2,018,192
  Fund shares sold                                                                                         315,621
  Dividends, interest and foreign taxes withheld                                                           421,986
                                                                                                    --------------
    Total assets                                                                                    $  165,813,551
                                                                                                    --------------
LIABILITIES:
 Payables -
  Investment securities purchased                                                                   $    1,297,901
  Fund shares repurchased                                                                                  211,815
  Upon return for securities loaned                                                                      3,829,450
 Due to affiliates                                                                                         108,109
 Accrued expenses                                                                                           24,754
 Other                                                                                                          29
                                                                                                    --------------
    Total liabilities                                                                               $    5,472,058
                                                                                                    --------------
NET ASSETS:
 Paid-in capital                                                                                    $  172,760,481
 Accumulated undistributed net investment income                                                         1,149,265
 Accumulated net realized loss                                                                         (14,763,144)
 Net unrealized gain (loss) on:
  Investments                                                                                            1,194,891
                                                                                                    --------------
    Total net assets                                                                                $  160,341,493
                                                                                                    --------------
NET ASSET VALUE PER SHARE:
 CLASS I:
 (Unlimited number of shares authorized)
 Net assets                                                                                         $  133,257,947
 Shares outstanding                                                                                      8,818,452
                                                                                                    ==============
 Net asset value per share                                                                          $        15.11
 CLASS II:
 (Unlimited number of shares authorized)
 Net assets                                                                                         $   27,083,546
 Shares outstanding                                                                                      1,784,610
                                                                                                    ==============
 Net asset value per share                                                                          $        15.18

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS

                                                                                                      YEAR ENDED
                                                                                                       12/31/02
INVESTMENT INCOME:
  Dividends                                                                                         $    5,577,183
  Interest                                                                                                 154,158
  Income on securities loaned, net                                                                           1,973
                                                                                                    --------------
     Total investment income                                                                        $    5,733,314
                                                                                                    --------------
EXPENSES:
  Management fees                                                                                   $    1,133,783
  Transfer agent fees                                                                                        3,404
  Distribution fees (Class II)                                                                              57,840
  Administrative fees                                                                                       38,562
  Custodian fees                                                                                            31,515
  Professional fees                                                                                         33,729
  Printing                                                                                                 157,198
  Fees and expenses of nonaffiliated trustees                                                                3,969
  Miscellaneous                                                                                              4,331
                                                                                                    --------------
     Total expenses                                                                                 $    1,464,331
                                                                                                    --------------
        Net investment income (loss)                                                                $    4,268,983
                                                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) from:
   Investments                                                                                      $   (8,261,714)
                                                                                                    --------------
  Change in net unrealized gain or loss from:
   Investments                                                                                      $  (27,486,806)
                                                                                                    --------------
  Net gain (loss) on investments                                                                    $  (35,748,520)
                                                                                                    ==============
  Net increase (decrease) in net assets resulting from operations                                   $  (31,479,537)
                                                                                                    ==============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           PIONEER
                                                                                                        EQUITY INCOME
                                                                                                        VCT PORTFOLIO
                                                                                                  YEAR                YEAR
                                                                                                 ENDED               ENDED
                                                                                                12/31/02            12/31/01
FROM OPERATIONS:
Net investment income (loss)                                                                 $   4,268,983        $   3,691,056
Net realized gain (loss) on investments                                                         (8,261,714)          (6,665,510)
Change in net unrealized gain or loss
  on investments                                                                               (27,486,806)         (10,488,128)
                                                                                             -------------        -------------
    Net increase (decrease) in net assets resulting
      from operations                                                                        $ (31,479,537)       $ (13,462,582)
                                                                                             -------------        -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class I                                                                                    $  (3,650,009)       $  (3,052,837)
  Class II                                                                                        (551,010)            (223,207)
Net realized gain
  Class I                                                                                                -           (8,849,466)
  Class II                                                                                               -             (722,538)
                                                                                             -------------        -------------
     Total distributions to shareowners                                                      $  (4,201,019)       $ (12,848,048)
                                                                                             -------------        -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             $  49,351,660        $  27,638,919
Reinvestment of distributions                                                                    4,201,019           12,848,045
Cost of shares repurchased                                                                     (39,497,483)         (22,585,604)
                                                                                             -------------        -------------
    Net increase (decrease) in net assets
      resulting from fund share transactions                                                 $  14,055,196        $  17,901,360
                                                                                             -------------        -------------
    Net increase (decrease) in net assets                                                    $ (21,625,360)       $  (8,409,270)
                                                                                             -------------        -------------
NET ASSETS:
Beginning of year                                                                              181,966,853          190,376,123
                                                                                             -------------        -------------
End of year                                                                                  $ 160,341,493        $ 181,966,853
                                                                                             =============        =============
Accumulated undistributed net investment income (loss),
  end of year                                                                                $   1,149,345        $     638,155
                                                                                             =============        =============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS 12/31/02

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio)
    (Formerly International Growth)
   Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:
   Pioneer Science & Technology VCT Portfolio (Science & Technology Portfolio)
    (liquidated as of close of business on January 24, 2003)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
    (Formerly Real Estate Growth Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of Equity Income variable annuity or variable life insurance contracts.

The investment objective of Equity Income Portfolio is to seek capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.

Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FUTURES CONTRACTS
   The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2002, Equity Income Portfolio had no open contracts.

C. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of December 31, 2002, the Portfolio had no open portfolio hedges or outstanding forward currency settlement contracts.

E. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2002, Equity Income VCT Portfolio had a capital loss carryforward of $12,735,231 which expire between 2009 and 2010 if not utilized.

   The Portfolio elected to defer $2,027,913 in capital losses recognized between November 1, 2002 and December 31, 2002 to its fiscal year ending December 31, 2003.

   At December 31, 2002, the Portfolio made reclassifications as described below. These reclassifications have no impact on the net asset value of the Portfolio and are designed to present the portfolios' capital accounts on a tax basis.

                          ACCUMULATED NET     ACCUMULATED
                            INVESTMENT       REALIZED GAIN/
PORTFOLIO                  INCOME / LOSS          LOSS           PAID IN CAPITAL
--------------------------------------------------------------------------------
Equity Income Portfolio      $ 443,146         $ (209,574)         $ (233,572)

   The following shows the tax character of distributions paid during the periods ended December 31, 2001 and December 31, 2002 as well as the components of distributable earnings (accumulated losses) on a tax basis as of December 31, 2002. These amounts do not include the capital loss carryforwards detailed above.

                                          PIONEER
                                       EQUITY INCOME
                                       VCT PORTFOLIO
                                           2002            2001
-------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                         $ 4,201,019    $  3,276,044
Long-Term capital gain                            -       9,572,004
                                        ---------------------------
                                        $ 4,201,019    $ 12,848,048
Return of Capital                                 -               -
                                        ---------------------------
   Total distributions                  $ 4,201,019    $ 12,848,048
                                        ---------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income           $         -    $     82,260
Undistributed long-term gain                      -               -
Unrealized appreciation (depreciation)    2,344,156      29,437,592
                                        ---------------------------
   Total                                $ 2,344,156    $ 29,519,852
                                        ---------------------------

F. PORTFOLIO SHARES
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $1,020,781 in commissions on the sale of trust shares for the year ended December 31, 2002. Distributions to shareowners are recorded on the ex-dividend date.

G. SECURITIES LENDING
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and records gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian. As of December 31, 2002, the Portfolio loaned securities having a fair value of $3,713,246 and received collateral of $3,829,450.

H. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolios' average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At December 31, 2002, there was $101,156 payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $736 in transfer agent fees payable to PIMSS at December 31, 2002.

4. DISTRIBUTION PLANS

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $6,217 payable to PFD at December 31, 2002.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2002, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                    GROSS             GROSS        NET APPRECIATION/
                                TAX COST         APPRECIATION      DEPRECIATION     (DEPRECIATION)
----------------------------------------------------------------------------------------------------
Equity Income Portfolio       $ 160,512,901      $ 18,029,823     $ (15,685,667)     $ 2,344,156

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2002, were $30,236,654 and 30,031,849, respectively.

7. CAPITAL SHARES

At December 31, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      '02 SHARES              '02 AMOUNT              '01 SHARES             '01 AMOUNT
-------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
CLASS I:
Shares sold                            1,395,275            $  23,429,706               711,763             $  13,502,824
Reinvestment of distributions            223,712                3,650,009               628,538                11,902,303
Shares repurchased                    (1,716,186)             (27,000,779)             (974,658)              (18,688,020)
                                      -----------------------------------------------------------------------------------
  Net increase (decrease)                (97,199)           $      78,936               365,643             $   6,717,107
                                      ===================================================================================
CLASS II:
Shares sold                            1,549,025            $  25,921,954               729,249             $  14,136,095
Reinvestment of distributions             34,034                  551,010                49,723                   945,742
Shares repurchased                      (769,373)             (12,496,704)             (203,757)               (3,897,584)
                                      -----------------------------------------------------------------------------------
  Net increase                           813,686            $  13,976,260               575,215             $  11,184,253
                                      ===================================================================================

8. CHANGE IN INDEPENDENT AUDITORS

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Trust. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Trust for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Trust, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

PIONEER EQUITY INCOME VCT PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS TRUST AND THE CLASS II SHAREOWNERS OF PIONEER EQUITY INCOME VCT PORTFOLIO:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Equity Income VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the Trust) as of December 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the three years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 8, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio of Pioneer Variable Contracts Trust as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 10, 2003

PIONEER VARIABLE CONTRACTS TRUST

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The fund's statement of additional information provides more detailed information regarding the fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

                          POSITION HELD           TERM OF OFFICE AND       PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS     WITH THE FUND           LENGTH OF SERVICE        DURING PAST FIVE YEARS              HELD BY THIS TRUSTEE
John F. Cogan, Jr. (76)*  Chairman of the Board,  Trustee since 1994.      Deputy Chairman and a Director of   Director of Harbor
                          Trustee and President   Serves until retirement  Pioneer Global Asset Management     Global Company, Ltd.
                                                  or removal.              S.p.A. ("PGAM"); Non-Executive
                                                                           Chairman and a Director of Pioneer
                                                                           Investment Management USA Inc.
                                                                           ("PIM-USA"); Chairman and a
                                                                           Director of Pioneer and the various
                                                                           Momentum Funds; Director, Pioneer
                                                                           Alternative Investments; Director
                                                                           and Chairman of the Supervisory
                                                                           Board of Pioneer Czech Investment
                                                                           Company, a.s.; President of all of
                                                                           the Pioneer Funds; and Of Counsel
                                                                           (since 2000, partner prior to
                                                                           2000), Hale and Dorr LLP (counsel
                                                                           to PIM-USA and the Pioneer Funds)

Daniel T. Geraci (45)**   Trustee and Executive   Trustee since October,   Director and CEO-US of PGAM since   None
                          Vice President          2001. Serves until       November 2001; Director, Chief
                                                  retirement or removal.   Executive Officer and President of
                                                                           PIM-USA since October 2001;
                                                                           Director of Pioneer Investment
                                                                           Management Shareholder Services,
                                                                           Inc. ("PIMSS") since October 2001;
                                                                           President and a Director of Pioneer
                                                                           and Pioneer Funds Distributor, Inc.
                                                                           ("PFD") (Chairman) since October
                                                                           2001; Executive Vice President of
                                                                           all of the Pioneer Funds since
                                                                           October 2001; President of Fidelity
                                                                           Private Wealth Management Group
                                                                           from 2000 through October 2001; and
                                                                           Executive Vice
                                                                           President-Distribution and
                                                                           Marketing of Fidelity Investments
                                                                           Institutional Services and Fidelity
                                                                           Investments Canada Ltd. prior to
                                                                           2000

*Mr. Cogan is an interested trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the fund's investment adviser and certain of its affiliates.

INDEPENDENT TRUSTEES

                          POSITION HELD           TERM OF OFFICE AND       PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS     WITH THE FUND           LENGTH OF SERVICE        DURING PAST FIVE YEARS              HELD BY THIS TRUSTEE
Mary K. Bush (54)         Trustee                 Trustee since September, President, Bush International       Director and/or
3509 Woodbine Street,                             2000. Serves until       (international financial advisory   Trustee of Brady
Chevy Chase, MD 20815                             retirement or removal.   firm)                               Corporation
                                                                                                               (industrial
                                                                                                               identification and
                                                                                                               specialty coated
                                                                                                               material products
                                                                                                               manufacturer),
                                                                                                               Mortgage Guaranty
                                                                                                               Insurance
                                                                                                               Corporation,
                                                                                                               R.J. Reynolds
                                                                                                               Tobacco Holdings,
                                                                                                               Inc. (tobacco) and
                                                                                                               Student Loan
                                                                                                               Marketing
                                                                                                               Association
                                                                                                               (secondary marketing
                                                                                                               of student loans)

Richard H. Egdahl,        Trustee                 Trustee since 1995.      Alexander Graham Bell Professor of  None
M.D. (76)                                         Serves until retirement  Health Care Entrepreneurship,
Boston University                                 or removal.              Boston University; Professor of
Healthcare                                                                 Management, Boston University
Entrepreneurship                                                           School of Management; Professor of
Program,                                                                   Public Health, Boston University
53 Bay State Road,                                                         School of Public Health; Professor
Boston, MA 02215                                                           of Surgery, Boston University
                                                                           School of Medicine; and University
                                                                           Professor, Boston University

Margaret B.W. Graham (55) Trustee                 Trustee since September, Founding Director, The Winthrop     None
1001 Sherbrooke                                   2000. Serves until       Group, Inc. (consulting firm);
Street West,                                      retirement or removal.   Professor of Management, Faculty of
Montreal, Quebec, Canada                                                   Management, McGill University

Marguerite A. Piret (54)  Trustee                 Trustee since 1995.      President and Chief Executive       None
One Boston Place,                                 Serves until retirement  Officer, Newbury, Piret & Company,
28th Floor,                                       or removal.              Inc. (investment banking firm)
Boston, MA 02108

Stephen K. West (74)      Trustee                 Trustee since 1999.      Senior Counsel, Sullivan & Cromwell Director, The Swiss
125 Broad Street,                                 Serves until retirement  (law firm)                          Helvetia Fund, Inc.
New York, NY 10004                                or removal.                                                  (closed-end
                                                                                                               investment company)
                                                                                                               and AMVESCAP PLC
                                                                                                               (investment
                                                                                                               managers)

John Winthrop (66)        Trustee                 Trustee since September, President, John Winthrop & Co.,     None
One North Adgers Wharf,                           2000. Serves until       Inc. (private investment firm)
Charleston, SC 29401                              retirement or removal.

FUND OFFICERS

                          POSITION HELD           TERM OF OFFICE AND       PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS     WITH THE FUND           LENGTH OF SERVICE        DURING PAST FIVE YEARS              HELD BY THIS TRUSTEE
Joseph P. Barri (56)      Secretary               Since 1994. Serves at    Partner, Hale and Dorr LLP;         None
                                                  the discretion of Board  Secretary of all of the Pioneer
                                                                           Funds

Dorothy E. Bourassa (55)  Assistant Secretary     Since November, 2000.    Secretary of PIM-USA; Senior Vice   None
                                                  Serves at the discretion President-Legal of Pioneer; and
                                                  of Board                 Secretary/Clerk of most of
                                                                           PIM-USA's subsidiaries since
                                                                           October 2000; Assistant Secretary
                                                                           of all of the Pioneer Funds since
                                                                           November 2000; Senior Counsel,
                                                                           Assistant Vice President and
                                                                           Director of Compliance of PIM-USA
                                                                           from April 1998 through October
                                                                           2000; Vice President and Assistant
                                                                           General Counsel, First Union
                                                                           Corporation from December 1996
                                                                           through March 1998

Vincent Nave (57)         Treasurer               Since November, 2000.    Vice President-Fund Accounting,     None
                                                  Serves at the discretion Administration and Custody Services
                                                  of Board                 of Pioneer (Manager from September
                                                                           1996 to February 1999); and
                                                                           Treasurer of all of the Pioneer
                                                                           Funds (Assistant Treasurer from
                                                                           June 1999 to November 2000)

Luis I. Presutti (37)     Assistant Treasurer     Since November, 2000.    Assistant Vice President-Fund       None
                                                  Serves at the discretion Accounting, Administration and
                                                  of Board                 Custody Services of Pioneer (Fund
                                                                           Accounting Manager from 1994 to
                                                                           1999); and Assistant Treasurer of
                                                                           all of the Pioneer Funds since
                                                                           November 2000

Gary Sullivan (44)        Assistant Treasurer     Since May, 2002. Serves  Fund Accounting Manager-Fund        None
                                                  at the discretion of     Accounting, Administration and
                                                  Board                    Custody Services of Pioneer; and
                                                                           Assistant Treasurer of all of the
                                                                           Pioneer Funds since May 2002

Alan Janson (31)          Assistant Treasurer     Since July, 2002. Serves Manager, Valuation Risk and         None
                                                  at the discretion of     Information Technology-Fund
                                                  Board                    Accounting, Administration and
                                                                           Custody Services of Pioneer since
                                                                           March 2002; and Assistant Treasurer
                                                                           of all of the Pioneer Funds since
                                                                           July 2002. Manager, Valuation Risk
                                                                           and Performance Reporting of
                                                                           Pioneer from June 2000 to February
                                                                           2002; Member of Pioneer Pricing
                                                                           Group from 1996 to 2000 (promoted
                                                                           to Manager in 1998)

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


                                                                   12735-00-0203